UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-04760

DWS Advisor Funds

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	09/30

Date of reporting period:	09/30/08

ITEM 1.           REPORT TO STOCKHOLDERS

  SEPTEMBER 30, 2008

Annual Report to Shareholders

DWS Small Cap Growth Fund

Contents

4 Performance Summary

10 Information About Your Fund's Expenses

12 Portfolio Management Review

16 Portfolio Summary

18 Investment Portfolio

22 Financial Statements

26 Financial Highlights

31 Notes to Financial Statements

39 Report of Independent Registered Public Accounting Firm

40 Tax Information

41 Investment Management Agreement Approval

46 Summary of Management Fee Evaluation by Independent Fee Consultant

51 Trustees and Officers

55 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. Stocks of small companies involve greater risk than securities of larger, more-established companies, as they often have limited product lines, markets or financial resources and may be subject to more erratic and abrupt market movements. Please read the fund's prospectus for specific details regarding its investments and risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary September 30, 2008

Classes A, B, C and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated February 1, 2008 are 1.37%, 2.26%, 2.16% and 0.91% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended September 30, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown for Class A, B and C shares and for the 3-year and the Life of Class periods for Institutional Class shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the period prior to their inception on June 28, 2002 are derived from the historical performance of Investment Class shares of DWS Small Cap Growth Fund during the period and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance. On October 20, 2006, Investment Class shares merged into Class S shares. On November 17, 2006, Class R shares were converted into Class A shares.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 9/30/08
DWS Small Cap Growth Fund	1-Year	3-Year	5-Year	10-Year
Class A	-30.40%	-5.38%	1.52%	5.75%
Class B	-30.89%	-6.09%	.76%	4.96%
Class C	-30.92%	-6.09%	.76%	4.96%
Russell 2000® Growth Index+	-17.07%	1.45%	6.64%	4.67%

Source: Lipper Inc. and Deutsche Investment Management Americas Inc.

Average Annual Total Returns as of 9/30/08
DWS Small Cap Growth Fund	1-Year	3-Year	Life of Class*
Institutional Class	-30.31%	-5.15%	-2.92%
Russell 2000 Growth Index+	-17.07%	1.45%	1.83%

Source: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Institutional Class shares commenced operations on December 20, 2004. Index returns began on December 31, 2004.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 9/30/08	$ 18.05	$ 17.14	$ 17.14	$ 18.24
9/30/07	$ 26.32	$ 25.18	$ 25.19	$ 26.56
Distribution Information: Twelve Months as of 9/30/08: Capital Gain Distributions	$ .36	$ .36	$ .36	$ .36
Class A Lipper Rankings — Small-Cap Growth Funds Category as of 9/30/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	519	of	597	87
3-Year	422	of	494	86
5-Year	356	of	399	89

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charge with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for the Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Small Cap Growth Fund — Class A [] Russell 2000 Growth Index+

Yearly periods ended September 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 9/30/08
DWS Small Cap Growth Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$6,560	$7,984	$10,162	$16,484
	Average annual total return	-34.40%	-7.23%	.32%	5.13%
Class B	Growth of $10,000	$6,706	$8,141	$10,301	$16,234
	Average annual total return	-32.94%	-6.63%	.59%	4.96%
Class C	Growth of $10,000	$6,908	$8,282	$10,388	$16,234
	Average annual total return	-30.92%	-6.09%	.76%	4.96%
Russell 2000 Growth Index+	Growth of $10,000	$8,293	$10,443	$13,788	$15,790
	Average annual total return	-17.07%	1.45%	6.64%	4.67%

The growth of $10,000 is cumulative.

+ Russell 2000 Growth Index is an unmanaged capitalization-weighted measure of approximately 2,000 of the smallest capitalized US companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, AMEX and Nasdaq. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Growth of an Assumed $1,000,000 Investment
[] DWS Small Cap Growth Fund — Institutional Class [] Russell 2000 Growth Index+

Comparative Results as of 9/30/08
DWS Small Cap Growth Fund		1-Year	3-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$696,900	$853,300	$893,700
	Average annual total return	-30.31%	-5.15%	-2.92%
Russell 2000 Growth Index+	Growth of $1,000,000	$829,300	$1,044,300	$1,070,500
	Average annual total return	-17.07%	1.45%	1.83%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* Institutional Class shares commenced operations on December 20, 2004. Index returns began on December 31, 2004.
+ Russell 2000 Growth Index is an unmanaged capitalization-weighted measure of approximately 2,000 of the smallest capitalized US companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, AMEX and Nasdaq. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated February 1, 2008 is 1.12% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended September 30, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 9/30/08
DWS Small Cap Growth Fund	1-Year	3-Year	Life of Class*
Class S	-30.23%	-5.15%	-2.92%
Russell 2000 Growth Index+	-17.07%	1.45%	1.83%

Source: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Class S shares commenced operations on December 20, 2004. Index returns began on December 31, 2004.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 9/30/08	$ 18.24
9/30/07	$ 26.52
Distribution Information: Twelve Months as of 9/30/08: Capital Gain Distributions	$ .36
Class S Lipper Rankings — Small-Cap Growth Funds Category as of 9/30/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	513	of	597	86
3-Year	415	of	494	84

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Small Cap Growth Fund — Class S [] Russell 2000 Growth Index+

Comparative Results as of 9/30/08
DWS Small Cap Growth Fund		1-Year	3-Year	Life of Class*
Class S	Growth of $10,000	$6,977	$8,533	$8,937
	Average annual total return	-30.23%	-5.15%	-2.92%
Russell 2000 Growth Index+	Growth of $10,000	$8,293	$10,443	$10,705
	Average annual total return	-17.07%	1.45%	1.83%

The growth of $10,000 is cumulative.

* Class S shares commenced operations on December 20, 2004. Index returns began on December 31, 2004.
+ Russell 2000 Growth Index is an unmanaged capitalization-weighted measure of approximately 2,000 of the smallest capitalized US companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, AMEX and Nasdaq. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class A, B, C and S shares limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2008 to September 30, 2008).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2008
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 4/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/08	$ 890.90	$ 888.10	$ 888.10	$ 891.90	$ 891.10
Expenses Paid per $1,000*	$ 5.91	$ 9.44	$ 9.44	$ 4.73	$ 4.73
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 4/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/08	$ 1,018.75	$ 1,015.00	$ 1,015.00	$ 1,020.00	$ 1,020.00
Expenses Paid per $1,000*	$ 6.31	$ 10.08	$ 10.08	$ 5.05	$ 5.05
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Small Cap Growth Fund	1.25%	2.00%	2.00%	1.00%	1.00%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Small Cap Growth Fund: A Team Approach to Investing

Deutsche Investment Management America Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Small Cap Growth Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Manager

Robert S. Janis

Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the fund.

• Joined Deutsche Asset Management and the fund in 2004.

• Previously served as portfolio manager for 10 years at Credit Suisse Asset Management (or at its predecessor, Warburg Pincus Asset Management).

• Over 22 years of investment industry experience.

• BA, University of Pennsylvania; MBA, University of Pennsylvania, Wharton School.

Joseph Axtell, CFA

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 2001 and the fund in 2006.

• Senior analyst at Merrill Lynch Investment Managers for the international equity portion of a global balanced portfolio (1996-2001).

• Director, International Research at PCM International (1989-1996).

• Associate manager, structured debt and equity group at Prudential Capital Corporation (1988-1989).

• Analyst at Prudential-Bache Capital Funding in London (1987-1988).

• Equity analyst in the health care sector at Prudential Equity Management Associates (1985-1987).

• BS, Carlson School of Management, University of Minnesota.

In the following interview, the portfolio management team discusses DWS Small Cap Growth Fund's market environment, performance and strategy during the fund's most recent fiscal year ended September 30, 2008.

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Q: How did DWS Small Cap Growth Fund perform during the most recent 12-month period?

A: In an extremely volatile period for stocks and financial markets worldwide, DWS Small Cap Growth Fund returned -30.40% for its most recent fiscal year ended September 30, 2008. (Fund returns are for Class A shares; returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for the performance of other share classes and for more complete performance information.) During the period, the fund underperformed its benchmark, the Russell 2000® Growth Index, which returned -17.07% and its Lipper peer group, the Small-Cap Growth Funds category, which returned -23.61%.1,2

1 The Russell 2000 Growth Index is an unmanaged, capitalization-weighted measure of approximately 2,000 of the smallest capitalized US companies with a greater- than-average growth orientation and whose common stocks trade on the NYSE, AMEX and Nasdaq. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
2 The Lipper Small-Cap Growth Funds category includes portfolios that invest at least 75% of equity assets in companies with market capitalizations less than 300% of the dollar-weighted median market capitalization of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. These portfolios typically have above-average price-to-earnings ratios and price-to-book ratios compared with the S&P SmallCap 600 Index. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.

Q: Would you describe the market environment over the past 12 months?

A: During the second quarter of 2008, the stock market began to recover and made strong advances during April and May. However, it retreated again in June amid continuing concern over the scope of the credit crisis, worries over the health of several large financial institutions as well as the US auto industry, and the sharp escalation in oil prices during this period. The third quarter was one of the most turbulent and volatile for the financial markets in decades, as the resurgence of the yearlong credit crisis sent investors fleeing into Treasuries, draining liquidity away from stock markets and severely depressing equity returns. After equity markets were mixed in July, rose modestly in August, then seesawed throughout September, the quarter ended in a cliffhanger as the world awaited congressional approval for a $700 billion bailout of the faltering US financial services industry (the bailout package was finally approved in altered form in early October). US regulators proposed the bailout in the wake of several high-profile financial sector casualties during the quarter as institutions faced increased difficulties obtaining credit and lining up new capital. Those affected included AIG, Fannie Mae and Freddie Mac, which the US government essentially nationalized; Merrill Lynch, Washington Mutual and Wachovia, which sold out to competitors; and Lehman Brothers, which declared bankruptcy after regulators decided against a rescue.

In an attempt to restore market liquidity, the US government stepped in with force, taking unprecedented actions. To curtail money market fund liquidations, the Treasury set up a temporary insurance program, and the Federal Reserve expanded its liquidity provision and lender-of-last-resort function to allow banks to borrow at the discount window to finance the purchase of asset-backed commercial paper from money funds. In addition, the SEC halted the short selling of many financial sector securities.3

3 Short selling can be defined as borrowing equity (or other security) shares and selling them, with the knowledge that these shares must eventually be bought back and returned to the lender. Investors who believe a stock's price trend will be negative use short selling to attempt to profit from a falling share value. However, if the issue's share price rises instead, the short seller can incur losses.

Q: What impact did stock selection and sector positioning have on the fund's results?

For the period, overall stock selection detracted from performance. In general, the fund's holdings in the health care, industrials and financials sectors lagged the index. Additionally, overall sector allocation subtracted from returns. The fund's overweight to energy and underweight to telecommunication services contributed to performance, while an overweight to consumer discretionary and an underweight to health care detracted from returns.4

4 An "overweight" means that a fund holds a higher weighting in a given sector compared with its benchmark index; an "underweight" means that a fund holds a lower weighting in a given sector.

Q: What were the best and worst individual performers for the fund?

A: The top individual security-level contributors to performance during the period included Buffalo Wild Wings, Inc. and Children's Place Retail Stores, Inc. Buffalo Wild Wings, a consumer discretionary company, is a casual dining restaurant aimed at families and sports fans. Children's Place Retail Stores, a specialty retailer from the consumer discretionary sector, retails apparel and accessories for children. The largest detractors from performance on a company level included Providence Service Corp. and BE Aerospace, Inc. Providence Service Corp. is a health care provider and service company, a privatized provider of social services to individuals and families. BE Aerospace is a maker of aircraft seating and cabin interiors.

Q: In light of events over the most recent period, how do you view the market environment at present?

A: As the housing correction and credit crunch continue to weigh on economic activity, and with the labor market weakening, consumer spending is likely to remain sluggish for the remainder of the year, as the boost from fiscal stimulus fades. Market participants will look to see how the financial crisis and the government bailout unfold. Uncertainty about the efficacy of the bailout and its influence on credit markets and the economy remain, but the program has nevertheless given the markets a much-needed boost.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	9/30/08	9/30/07

Common Stocks	98%	97%
Cash Equivalents	2%	3%
	100%	100%
Sector Diversification (As a % of Common Stocks)	9/30/08	9/30/07

Information Technology	32%	25%
Consumer Discretionary	23%	32%
Health Care	13%	16%
Industrials	11%	11%
Energy	9%	10%
Financials	8%	4%
Consumer Staples	4%	—
Materials	—	2%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at September 30, 2008 (31.8% of Net Assets)
1. Guess?, Inc. Designer, developer and marketer of apparel and related consumer products	5.2%
2. Buffalo Wild Wings, Inc. Owns and operates Buffalo Wild Wings Bar and restaurant	5.0%
3. Foundry Networks, Inc. Designer and developer of high-performance network products	3.5%
4. Itron, Inc. Manufacturer of meter-reading instruments for utilities	3.4%
5. CyberSource Corp. Develops and provides real-time or on-demand e-commerce transaction services	2.9%
6. Huron Consulting Group, Inc. An independent provider of financial and operational consulting services	2.8%
7. Blackboard, Inc. Provides electronic Internet software	2.5%
8. Portfolio Recovery Associates, Inc. Provides outsourced receivables management	2.3%
9. Children's Place Retail Stores, Inc. Operator of apparel and accessories for children	2.1%
10. LoopNet, Inc. Operates a real estate marketing Web site	2.1%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 18. A quarterly Fact Sheet is available upon request. A complete list of the fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-investments.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of September 30, 2008

	Shares	Value ($)

Common Stocks 97.9%
Consumer Discretionary 23.1%
Diversified Consumer Services 0.7%
Capella Education Co.* (a)	17,900	767,194
Hotels Restaurants & Leisure 9.1%
Buffalo Wild Wings, Inc.* (a)	144,580	5,817,899
McCormick & Schmick's Seafood Restaurants, Inc.* (a)	104,400	1,016,856
Orient-Express Hotels Ltd. "A" (a)	63,810	1,539,736
Pinnacle Entertainment, Inc.* (a)	110,300	833,868
Red Robin Gourmet Burgers, Inc.* (a)	48,300	1,294,440
		10,502,799
Specialty Retail 13.3%
bebe stores, inc. (a)	218,860	2,138,262
Cabela's, Inc.* (a)	114,000	1,377,120
Children's Place Retail Stores, Inc.*	72,900	2,431,215
Citi Trends, Inc.* (a)	110,300	1,796,787
Guess?, Inc.	173,800	6,046,502
Zumiez, Inc.* (a)	94,400	1,555,712
		15,345,598
Consumer Staples 3.7%
Food & Staples Retailing 2.1%
Casey's General Stores, Inc.	30,000	905,100
Pantry, Inc.*	75,500	1,599,845
		2,504,945
Food Products 1.6%
Green Mountain Coffee Roasters, Inc.* (a)	46,600	1,833,244
Energy 8.5%
Energy Equipment & Services 3.0%
Dril-Quip, Inc.*	42,200	1,831,058
T-3 Energy Services, Inc.*	18,900	701,568
Tesco Corp.*	42,900	898,326
		3,430,952
Oil, Gas & Consumable Fuels 5.5%
BPZ Resources, Inc.* (a)	61,700	1,061,240
Carrizo Oil & Gas, Inc.* (a)	62,640	2,271,953
EXCO Resources, Inc.*	48,310	788,419
Goodrich Petroleum Corp.* (a)	16,600	723,594
Holly Corp.	51,700	1,495,164
		6,340,370
Financials 7.8%
Capital Markets 3.8%
E*TRADE Financial Corp.* (a)	428,500	1,199,800
FCStone Group, Inc.* (a)	73,700	1,325,863
Riskmetrics Group, Inc.*	46,800	915,876
Waddell & Reed Financial, Inc. "A"	39,800	985,050
		4,426,589
Diversified Financial Services 2.2%
Portfolio Recovery Associates, Inc.* (a)	53,190	2,586,630
Insurance 1.8%
eHealth, Inc.* (a)	127,800	2,044,800
Health Care 12.5%
Health Care Providers & Services 9.2%
Air Methods Corp.*	42,100	1,191,851
Centene Corp.*	79,900	1,638,749
Genoptix, Inc.*	41,300	1,349,271
Gentiva Health Services, Inc.*	55,500	1,495,170
Providence Service Corp.* (a)	136,883	1,341,453
Psychiatric Solutions, Inc.* (a)	59,400	2,254,230
WellCare Health Plans, Inc.*	35,900	1,292,400
		10,563,124
Life Sciences Tools & Services 1.6%
ICON PLC (ADR)*	23,500	898,875
PAREXEL International Corp.*	32,800	940,048
		1,838,923
Pharmaceuticals 1.7%
Sciele Pharma, Inc.* (a)	64,600	1,989,034
Industrials 11.2%
Aerospace & Defense 2.9%
BE Aerospace, Inc.*	125,840	1,992,047
Curtiss-Wright Corp.	31,300	1,422,585
		3,414,632
Commercial Services & Supplies 1.2%
Team, Inc.*	37,200	1,343,664
Professional Services 6.6%
Heidrick & Struggles International, Inc. (a)	57,500	1,733,625
Hill International, Inc.*	73,300	1,015,205
Huron Consulting Group, Inc.* (a)	56,800	3,236,464
Korn/Ferry International* (a)	90,000	1,603,800
		7,589,094
Road & Rail 0.5%
Old Dominion Freight Line, Inc.*	22,100	626,314
Information Technology 31.1%
Communications Equipment 3.5%
Foundry Networks, Inc.*	220,300	4,011,663
Electronic Equipment, Instruments & Components 3.4%
Itron, Inc.* (a)	44,670	3,954,635
Internet Software & Services 6.4%
Bankrate, Inc.* (a)	39,000	1,517,490
DealerTrack Holdings, Inc.* (a)	103,200	1,737,888
LoopNet, Inc.* (a)	243,600	2,394,588
Omniture, Inc.* (a)	81,200	1,490,832
Perficient, Inc.*	43,633	289,723
		7,430,521
IT Services 4.6%
CyberSource Corp.*	209,700	3,378,267
Forrester Research, Inc.*	65,400	1,917,528
		5,295,795
Semiconductors & Semiconductor Equipment 6.2%
Atheros Communications* (a)	94,900	2,237,742
Cavium Networks, Inc.* (a)	78,700	1,108,096
Netlogic Microsystems, Inc.* (a)	57,900	1,750,896
Tessera Technologies, Inc.*	126,900	2,073,546
		7,170,280
Software 7.0%
Blackboard, Inc.*	70,500	2,840,445
Concur Technologies, Inc.*	14,000	535,640
FalconStor Software, Inc.* (a)	192,400	1,031,264
Fundtech Ltd.*	97,260	1,348,024
Informatica Corp.*	83,900	1,089,861
Ultimate Software Group, Inc.*	43,500	1,174,500
		8,019,734
Total Common Stocks (Cost $117,385,451)		113,030,534

Warrants 0.0%
Lantronix, Inc., Expiration Date 2/9/2011* (Cost $0)	865	19

Securities Lending Collateral 33.9%
Daily Assets Fund Institutional, 2.79% (b) (c) (Cost $39,070,665)	39,070,665	39,070,665
Cash Equivalents 2.4%
Cash Management QP Trust, 2.38% (b) (Cost $2,772,221)	2,772,221	2,772,221
	% of Net Assets	Value ($)
,
Total Investment Portfolio (Cost $159,228,337)+	134.2	154,873,439
Other Assets and Liabilities, Net	(34.2)	(39,450,225)
Net Assets	100.0	115,423,214
* Non-income producing security.
+ The cost for federal income tax purposes was $162,826,223. At September 30, 2008, net unrealized depreciation for all securities based on tax cost was $7,952,784. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $16,352,287 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $24,305,071.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at September 30, 2008 amounted to $39,347,620, which is 34.1% of net assets.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
ADR: American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of September 30, 2008
Assets
Investments: Investments in securities, at value (cost $117,385,451) — including $39,347,620 of securities loaned	$ 113,030,553
Investment in Daily Assets Fund Institutional (cost $39,070,665)*	39,070,665
Investment in Cash Management QP Trust (cost $2,772,221)	2,772,221
Total investments, at value (cost $159,228,337)	154,873,439
Receivable for investments sold	429,372
Receivable for Fund shares sold	42,687
Interest receivable	70,942
Dividends receivable	27,473
Other assets	77,074
Total assets	155,520,987
Liabilities
Payable for Fund shares redeemed	390,463
Payable for investments purchased	132,842
Payable upon return of securities loaned	39,070,665
Accrued management fee	63,297
Other accrued expenses and payables	440,506
Total liabilities	40,097,773
Net assets, at value	$ 115,423,214
Net Assets Consist of
Net unrealized appreciation (depreciation) on investments	(4,354,898)
Accumulated net realized gain (loss)	(22,550,956)
Paid-in capital	142,329,068
Net assets, at value	$ 115,423,214
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of September 30, 2008 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($37,754,822 ÷ 2,091,498 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 18.05
Maximum offering price per share (100 ÷ 94.25 of $18.05)	$ 19.15
Class B Net Asset Value, offering and redemption price(a) per share ($2,111,413 ÷ 123,202 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 17.14

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($5,158,618 ÷ 301,002 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 17.14
Class S Net Asset Value, offering and redemption price(a) per share ($65,898,511 ÷ 3,612,355 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 18.24
Institutional Class Net Asset Value, offering and redemption price(a) per share ($4,499,850 ÷ 246,681 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 18.24
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended September 30, 2008
Investment Income
Dividends	$ 416,488
Interest — Cash Management QP Trust	289,001
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	1,334,243
Total Income	2,039,732
Expenses: Management fee	1,803,035
Services to shareholders	664,323
Administration fee	277,390
Distribution and service fees	206,707
Reports to shareholders	122,635
Professional fees	107,439
Registration fees	63,704
Custodian fee	16,801
Trustees' fees and expenses	13,168
Other	25,389
Total expenses before expense reductions	3,300,591
Expense reductions	(303,857)
Total expenses after expense reductions	2,996,734
Net investment income (loss)	(957,002)
Realized and Unrealized Gain (Loss)
Net realized gain from: Investments	13,770,477
Foreign currency	16
13,770,493
Change in net unrealized appreciation (depreciation)	(108,911,330)
Net gain (loss)	(95,140,837)
Net increase (decrease) in net assets resulting from operations	$ (96,097,839)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended September 30,
Increase (Decrease) in Net Assets	2008	2007
Operations: Net investment income (loss)	$ (957,002)	$ (2,422,808)
Net realized gain (loss)	13,770,493	18,941,565
Change in net unrealized appreciation (depreciation)	(108,911,330)	62,151,570
Net increase (decrease) in net assets resulting from operations	(96,097,839)	78,670,327
Distributions to shareholders from: Net realized gains: Class A	(813,099)	(6,563,767)
Class B	(59,718)	(370,382)
Class C	(129,784)	(644,543)
Class S	(2,702,500)	(24,671,218)
Institutional Class	(1,487,993)	(372,517)
Total distributions	(5,193,094)	(32,622,427)
Fund share transactions: Proceeds from shares sold	55,305,267	194,461,910
In-kind redemptions	—	(72,498,760)
Reinvestment of distributions	4,837,476	31,227,461
Cost of shares redeemed	(234,117,689)	(305,456,438)
Redemption fees	18,600	6,581
Net increase (decrease) in net assets from Fund share transactions	(173,956,346)	(152,259,246)
Increase (decrease) in net assets	(275,247,279)	(106,211,346)
Net assets at beginning of year	390,670,493	496,881,839
Net assets at end of year	$ 115,423,214	$ 390,670,493

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended September 30,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 26.32	$ 23.60	$ 24.96	$ 21.29	$ 19.74
Income (loss) from investment operations: Net investment income (loss)[a]	(.11)	(.18)	(.23)[c]	(.25)	(.20)
Net realized and unrealized gain (loss)	(7.80)	4.51	.83	4.09	1.75
Total from investment operations	(7.91)	4.33	.60	3.84	1.55
Less distributions from: Net realized gains	(.36)	(1.61)	(1.96)	(.17)	—
Redemption fees	.00*	.00*	.00*	.00*	—
Net asset value, end of period	$ 18.05	$ 26.32	$ 23.60	$ 24.96	$ 21.29
Total Return (%)[b]	(30.40)	19.08	2.20[c,d]	17.91	7.95
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	38	59	87	80	40
Ratio of expenses before expense reductions (%)	1.35	1.37	1.42	1.37	1.35
Ratio of expenses after expense reductions (%)	1.25	1.25	1.29	1.25	1.25
Ratio of net investment income (loss) (%)	(.52)	(.73)	(.91)[c]	(1.03)	(.93)
Portfolio turnover rate (%)	82	64[e]	74	119	116
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.008 per share and an increase in the ratio of net investment income of 0.03%. Excluding this non-recurring income, total return would have been 0.03% lower.
[d] The Fund realized a gain of $92,403 on the disposal of an investment not adhering to the Fund's investment restrictions. Excluding this gain, total return would have been 0.02% lower.
[e] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
* Amount is less than $.005.

Class B Years Ended September 30,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 25.18	$ 22.81	$ 24.36	$ 20.94	$ 19.56
Income (loss) from investment operations: Net investment income (loss)[a]	(.26)	(.35)	(.40)[c]	(.42)	(.36)
Net realized and unrealized gain (loss)	(7.42)	4.33	.81	4.01	1.74
Total from investment operations	(7.68)	3.98	.41	3.59	1.38
Less distributions from: Net realized gains	(.36)	(1.61)	(1.96)	(.17)	—
Redemption fees	.00*	.00*	.00*	.00*	—
Net asset value, end of period	$17.14	$ 25.18	$22.81	$ 24.36	$ 20.94
Total Return (%)[b]	(30.89)	18.20	1.38[c,d]	17.06	7.16
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	5	6	8	3
Ratio of expenses before expense reductions (%)	2.32	2.26	2.24	2.11	2.10
Ratio of expenses after expense reductions (%)	2.00	2.00	2.04	2.00	2.00
Ratio of net investment income (loss) (%)	(1.27)	(1.48)	(1.66)[c]	(1.78)	(1.68)
Portfolio turnover rate (%)	82	64[e]	74	119	116
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.008 per share and an increase in the ratio of net investment income of 0.03%. Excluding this non-recurring income, total return would have been 0.04% lower.
[d] The Fund realized a gain of $92,403 on the disposal of an investment not adhering to the Fund's investment restrictions. Excluding this gain, total return would have been 0.02% lower.
[e] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
* Amount is less than $.005.

Class C Years Ended September 30,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 25.19	$ 22.81	$ 24.36	$ 20.94	$ 19.56
Income (loss) from investment operations: Net investment income (loss)[a]	(.26)	(.35)	(.40)[c]	(.42)	(.36)
Net realized and unrealized gain (loss)	(7.43)	4.34	.81	4.01	1.74
Total from investment operations	(7.69)	3.99	.41	3.59	1.38
Less distributions from: Net realized gains	(.36)	(1.61)	(1.96)	(.17)	—
Redemption fees	.00*	.00*	.00*	.00*	—
Net asset value, end of period	$ 17.14	$ 25.19	$ 22.81	$ 24.36	$ 20.94
Total Return (%)[b]	(30.92)	18.25	1.38[c,d]	17.06	7.16
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	9	9	10	5
Ratio of expenses before expense reductions (%)	2.19	2.16	2.11	2.10	2.10
Ratio of expenses after expense reductions (%)	2.00	2.00	2.04	2.00	2.00
Ratio of net investment income (loss) (%)	(1.27)	(1.48)	(1.66)[c]	(1.78)	(1.68)
Portfolio turnover rate (%)	82	64[e]	74	119	116
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.008 per share and an increase in the ratio of net investment income of 0.03%. Excluding this non-recurring income, total return would have been 0.03% lower.
[d] The Fund realized a gain of $92,403 on the disposal of an investment not adhering to the Fund's investment restrictions. Excluding this gain, total return would have been 0.02% lower.
[e] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
* Amount is less than $.005.

Class S Years Ended September 30,	2008	2007	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 26.52	$ 23.71	$ 25.01	$ 23.88
Income (loss) from investment operations: Net investment income (loss)[b]	(.06)	(.12)	(.17)[d]	(.15)
Net realized and unrealized gain (loss)	(7.86)	4.54	.83	1.28
Total from investment operations	(7.92)	4.42	.66	1.13
Less distributions from: Net realized gains	(.36)	(1.61)	(1.96)	—
Redemption fees	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 18.24	$ 26.52	$ 23.71	$ 25.01
Total Return (%)[c]	(30.23)	19.43	2.41[d,e]	4.73**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	66	202	68	79
Ratio of expenses before expense reductions (%)	1.18	1.12	1.21	1.12*
Ratio of expenses after expense reductions (%)	1.00	1.00	1.03	1.00*
Ratio of net investment income (loss) (%)	(.27)	(.48)	(.65)[d]	(.78)*
Portfolio turnover rate (%)	82	64[f]	74	119
[a] For the period December 20, 2004 (commencement of operations of Class S shares) to September 30, 2005.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.008 per share and an increase in the ratio of net investment income of 0.03%. Excluding this non-recurring income, total return would have been 0.04% lower.
[e] The Fund realized a gain of $92,403 on the disposal of an investment not adhering to the Fund's investment restrictions. Excluding this gain, total return would have been 0.02% lower.
[f] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended September 30,	2008	2007	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 26.56	$ 23.71	$ 25.01	$ 23.88
Income (loss) from investment operations: Net investment income (loss)[b]	(.06)	(.10)	(.16)[d]	(.15)
Net realized and unrealized gain (loss)	(7.90)	4.56	.82	1.28
Total from investment operations	(7.96)	4.46	.66	1.13
Less distributions from: Net realized gains	(.36)	(1.61)	(1.96)	—
Redemption fees	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 18.24	$ 26.56	$ 23.71	$ 25.01
Total Return (%)	(30.31)	19.57	2.41[c,d,e]	4.73c**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	116	5	4
Ratio of expenses before expense reductions (%)	.99	.91	1.10	1.12*
Ratio of expenses after expense reductions (%)	.99	.91	1.03	1.00*
Ratio of net investment income (loss) (%)	(.26)	(.39)	(.65)[d]	(.78)*
Portfolio turnover rate (%)	82	64[f]	74	119
[a] For the period December 20, 2004 (commencement of operations of Institutional Class shares) to September 30, 2005.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.008 per share and an increase in the ratio of net investment income of 0.03%. Excluding this non-recurring income, total return would have been 0.03% lower.
[e] The Fund realized a gain of $92,403 on the disposal of an investment not adhering to the Fund's investment restrictions. Excluding this gain, total return would have been 0.02% lower.
[f] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Small Cap Growth Fund (the "Fund") is a diversified series of DWS Advisor Funds (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market investments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

New Accounting Pronouncement. In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of September 30, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the levels of inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agents will use their best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At September 30, 2008, the Fund had a net tax basis capital loss carryforward of approximately $21,243,000, which may be applied against any realized net taxable gains of each succeeding year until fully utilized or until September 30, 2009 ($6,535,000), September 30, 2010 ($6,479,000), September 30, 2011 ($6,479,000) and September 30, 2012 ($1,750,000) the respective expiration dates, whichever occurs first, and which may be subject to certain limitations under Sections 382-384 of the Internal Revenue Code.

During the year ended September 30, 2008, the Fund utilized approximately $9,878,000 of prior year capital loss carryforwards. Due to certain limitations under Sections 382-384 of the Internal Revenue Code, approximately $78,000 of inherited capital loss carryforwards cannot be used by the Fund, and is not included in the capital loss carryforwards of $21,243,000 disclosed above.

The Fund has reviewed the tax positions for the open tax years as of September 30, 2008 and has determined that no provision for income tax is required in the Fund's financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net investment losses incurred by the Fund and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2008, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed net long-term capital gains	$ 2,290,243
Capital loss carryforwards	$ (21,243,000)
Net unrealized appreciation (depreciation) on investments	$ (7,952,784)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended September 30,
	2008	2007
Distributions from long-term capital gains	$ 5,193,094	$ 32,622,427

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

B. Purchases and Sales of Securities

During the year ended September 30, 2008, purchases and sales of investment securities (excluding short-term investments) aggregated $216,257,875 and $389,067,304, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. The management fee payable under the Investment Management Agreement is equal to an annual rate of 0.65% of the Fund's average daily net assets computed and accrued daily and payable monthly.

For the period from October 1, 2007 through January 31, 2010, the Advisor has contractually agreed to waive their fees or reimburse expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses of each class of the Fund as follows:

Class A	1.25%
Class B	2.00%
Class C	2.00%
Class S	1.00%
Institutional Class	1.00%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor a fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended September 30, 2008, the Advisor received an Administration Fee of $277,390, of which $11,527 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended September 30, 2008, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at September 30, 2008
Class A	$ 86,180	$ 48,552	$ 7,162
Class B	12,917	10,092	1,851
Class C	20,482	13,366	2,817
Class S	233,721	227,410	6,311
Institutional Class	96,778	—	—
	$ 450,078	$ 299,420	$ 18,141

Distribution and Service Fees. Under the Fund's Class B and C 12b-1 plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Service Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended September 30, 2008, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at September 30, 2008
Class B	$ 23,601	$ 1,605
Class C	53,586	3,475
	$ 77,187	$ 5,080

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2008, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at September 30, 2008	Annual Effective Rate
Class A	$ 105,208	$ 8,851.21%
Class B	7,721	516.25%
Class C	16,591	757.23%
	$ 129,520	$ 10,124

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended September 30, 2008 aggregated $1,961.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended September 30, 2008, the CDSC for the Fund's Class B and C shares was $8,753 and $291, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended September 30, 2008, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $27,291, of which $8,131 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson and Vice Chairperson.

In connection with the board consolidation on April 1, 2008, of the two DWS Funds Boards of Trustees, certain Independent Board Members retired prior to their normal retirement date, and received a one-time retirement benefit. DIMA has agreed to reimburse the Funds for the cost of this benefit. During the period ended September 30, 2008, the Fund paid its allocated portion of the retirement benefit of $1,526 to the non-continuing Independent Board Members, and the Fund was reimbursed by DIMA for this payment.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay its Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Fee Reductions

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended September 30, 2008, the Fund's custodian fee was reduced by $136 and $2,775, respectively, for custody and transfer agent credits earned.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $490 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended September 30, 2008		Year Ended September 30, 2007
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	935,317	$ 20,655,449	1,195,146	$ 29,818,712
Class B	14,125	294,170	19,019	453,869
Class C	57,442	1,196,558	70,486	1,675,173
Class S	842,566	19,356,927	1,990,345	49,452,712
Institutional Class	631,488	13,802,163	4,276,803	110,906,613
Class R+	—	—	29,000	707,931
Investment Class+	—	—	59,586	1,446,900
		$ 55,305,267		$ 194,461,910
Shares issued to shareholders in reinvestment of distributions
Class A	26,838	$ 656,726	262,446	$ 6,209,581
Class B	2,421	56,592	15,292	348,525
Class C	5,242	122,508	26,704	608,599
Class S	101,850	2,513,657	994,867	23,688,239
Institutional Class	60,219	1,487,993	15,645	372,517
		$ 4,837,476		$ 31,227,461
Shares redeemed
Class A	(1,111,372)	$ (24,022,441)	(3,343,068)	$ (83,107,862)
Class B	(73,378)	(1,537,332)	(109,606)	(2,610,040)
Class C	(136,206)	(2,805,242)	(128,894)	(3,066,178)
Class S	(4,939,817)	(105,491,234)	(8,135,773)	(206,111,593)
Institutional Class	(4,811,287)	(100,261,440)	(156,885)	(4,062,953)
Class R+	—	—	(63,548)	(1,572,012)
Investment Class+	—	—	(203,999)	(4,925,800)
		$ (234,117,689)		$ (305,456,438)
Shares converted
Class A	—	$ —	426,581	$ 11,005,703
Class S	—	—	12,921,441	317,992,039
Class R+	—	—	(428,858)	(11,005,703)
Investment Class+	—	—	(12,979,456)	(317,992,039)
		$ —		$ —
Redemption fees		$ 18,600		$ 6,581
In-kind Redemptions
Class S	—	$ —	(3,041,949)	$ (72,498,760)
Net increase (decrease)
Class A	(149,217)	$ (2,699,097)	(1,458,895)	$ (36,070,639)
Class B	(56,832)	(1,186,570)	(75,295)	(1,807,388)
Class C	(73,522)	(1,486,146)	(31,704)	(782,402)
Class S	(3,995,401)	(83,613,249)	4,728,931	112,525,729
Institutional Class	(4,119,580)	(84,971,284)	4,135,563	107,216,177
Class R+	—	—	(463,406)	(11,869,784)
Investment Class+	—	—	(13,123,869)	(321,470,939)
		$ (173,956,346)		$ (152,259,246)
+ On June 28, 2006, the Board of the Fund approved the conversion of Investment Class shares of the Fund into Class S shares of the Fund, and Class R shares of the Fund into Class A shares of the Fund. These conversions were completed on October 20, 2006 and November 17, 2006, respectively, and these shares are no longer offered.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Advisor Funds and Shareholders of DWS Small Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Small Cap Growth Fund (the "Fund") at September 30, 2008, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts November 19, 2008	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund paid distributions of $0.36 per share from net long-term capital gains during its year ended September 30, 2008, of which 100% represents 15% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $8,232,000 as capital gain dividends for its year ended September 30, 2008, of which 100% represents 15% rate gains.

For federal income tax purposes, the Fund designates $458,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2008.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• At the present time, all but one of your Fund's Trustees are independent of DIMA and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters. In addition, the Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund's shareholders at a special meeting held in 2006. DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer group compiled by Lipper), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2007, the Fund's performance (Class A shares) was in the 3rd quartile, 3rd quartile and 4th quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2007. The Board also noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized that DIMA has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DIMA historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2007). The Board noted that the Fund's Class A shares' total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2007, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed each other share class's total (net) operating expenses relative to the Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DIMA and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of the DWS Investments organization with respect to all fund services in totality and by fund. The Board reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS Investments fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DWS Investments products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 24, 2008

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2008, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 129 Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of September 30, 2008. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairperson since 2004[2] Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		134
Paul K. Freeman (1950) Vice Chairperson since 2008 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	134
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	134
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	134
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	134
Kenneth C. Froewiss (1945) Board Member since 2001	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	134
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	134
William McClayton (1944) Board Member since 2004	Managing Director, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	134
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[3] (January 2007-June 2007)	134
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-September 2003)	134
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	134
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	137
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[4] (1958) Board Member since 2006	Managing Director[5], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Investments; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	134
Officers[6]
Name, Year of Birth, Position with the Fund and Length of Time Served[7]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[8] (1965) President, 2006-present	Managing Director[5], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[9] (1962) Vice President and Secretary, 1999-present	Director[5], Deutsche Asset Management
Paul H. Schubert[8] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[10] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[10] (1962) Assistant Secretary 2005-present	Director[5], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[9] (1962) Assistant Secretary, 1997-present	Managing Director[5], Deutsche Asset Management
Paul Antosca[9] (1957) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[9] (1967) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Kathleen Sullivan D'Eramo[9] (1957) Assistant Treasurer, 2003-present	Director[5], Deutsche Asset Management
Diane Kenneally[9] (1966) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management
Jason Vazquez[10] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[10] (1962) Chief Compliance Officer, 2006-present	Managing Director[5], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[10] (1951) Chief Legal Officer, 2006-present	Director[5], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
2 Represents the year Ms. Driscoll was first appointed Chairperson of certain DWS funds.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the fund.
5 Executive title, not a board directorship.
6 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
7 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
8 Address: 345 Park Avenue, New York, New York 10154.
9 Address: One Beacon Street, Boston, MA 02108.
10 Address: 280 Park Avenue, New York, New York 10017.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SSDAX	SSDBX	SSDCX	SSDSX	SSDIX
CUSIP Number	23336Y 847	23336Y 839	23336Y 821	23336Y 771	23336Y 763
Fund Number	471	671	771	2314	1471

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, September 30, 2008, DWS Small Cap Growth Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” (as such term has been defined by the Regulations) serving on the Funds’ audit committee including Mr. William McClayton, the chair of the Funds’ audit committee. The SEC has stated that an audit committee financial expert is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS SMALL CAP GROWTH FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended September 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2008	$56,204	$0	$0	$0
2007	$51,350	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year September 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2008	$0	$19,000	$0
2007	$58,500	$25,000	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and the above “Tax Fees” were billed in connection with tax consultation and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended September 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2008	$0	$19,000	$600,000	$619,000
2007	$0	$25,000	$0	$25,000

All other engagement fees were billed for services provided by PWC for services related to consulting on an IT project.

***

PwC advised the Fund's Audit Committee that PwC has identified two matters that it determined to be inconsistent with the SEC's auditor independence rules. In the first instance, an employee of PwC had power of attorney over an account which included DWS funds. The employee did not perform any audit services for the DWS Funds, but did work on a non audit project for Deutsche Bank AG. In the second instance, an employee of PwC served as a nominee shareholder (effectively equivalent to a Trustee) of various companies/trusts since 2001. Some of these companies held shares of Aberdeen, a sub advisor to certain DWS Funds, and of certain funds sponsored by subsidiaries of Deutsche Bank AG.

The trustee relationship has ceased. PwC informed the Audit Committee that these matters could have constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. PwC advised the Audit Committee that PwC believes its independence had not been impacted as it related to the audits of the Fund. In reaching this conclusion, PwC noted that during the time of its audit, the engagement team was not aware of the investment and that PwC does not believe these situations affected PwC's ability to act objectively and impartially and to issue a report on financial statements as the funds' independent auditor.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DWS Micro Cap Fund, a series of DWS Advisor Funds

DWS Mid Cap Growth Fund, a series of DWS Advisor Funds

DWS Short Duration Plus Fund, a series of DWS Advisor Funds

DWS Small Cap Growth Fund, a series of DWS Advisor Funds

DWS Dreman Value Income Edge Fund, Inc.

DWS High Income Fund, a series of DWS High Income Series

DWS GNMA Fund, a series of DWS Income Trust

DWS Inflation Protected Plus Fund, a series of DWS Institutional Funds

DWS Capital Growth Fund, a series of DWS Investment Trust

DWS Growth & Income Fund, a series of DWS Investment Trust

DWS Small Cap Core Fund, a series of DWS Investment Trust

Tax-Exempt California Money Market Fund

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 2, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 2, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	December 2, 2008